Filed under Rules 497(e) and 497(k)

Registration No.: 002-86188

ANCHOR SERIES TRUST

SA Edge Asset Allocation Portfolio

(the “Portfolio”)

Supplement dated October 1, 2018, to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), as supplemented and amended to date

Effective as of October 15, 2018, Anchor Series Trust will rename the Portfolio to SA PGI Asset Allocation Portfolio as a result of a rebranding of the Portfolio’s subadviser. The Portfolio will maintain its current investment adviser and subadviser. In addition, there will be no changes in the Portfolio’s investment goal or strategies, portfolio managers, or ticker symbols in connection with the renaming.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus and SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.